                            STRATEGIC ALLIANCE AGREEMENT

       This Strategic Alliance Agreement is entered into as of January 31, 2000, between Training Devices International, Inc. ("Company") and Babcock & Brown LP ("B&B").

                                     BACKGROUND

       The Company desires to engage B&B's services in contacting and setting up meetings with potential purchasers of fractional ownership interests in flight simulators or hours for use in the flight simulators manufactured by the Company.

                                     AGREEMENT

       The parties agree as follows:

       1.     DUTIES OF B&B.

              a. DUTIES. The duties of B&B under this Agreement are to use its commercially reasonable efforts to (i) identify and contact potential purchasers of fractional ownership interests in flight simulators manufactured by the Company, and/or parties interested in contracting for hours for use in the flight simulators manufactured by the Company, including, at a minimum, the potential purchasers listed on
                     SCHEDULE I, (ii) provide the Company with publicly available information about the potential purchasers and the target markets, (iii) arrange meetings between the Company and senior executives of potential purchasers in accordance, to the extent possible, with the time table set forth on SCHEDULE I (the Company understands that B&B is not guaranteeing meetings with all of the potential purchasers listed on SCHEDULE I or the results of any of those meetings), and (iv) have a representative of B&B attend the initial meeting with any potential purchasers as to which B&B has arranged a meeting and also attend, if requested by the Company at reasonable places and times, additional meetings with any such potential purchaser. B&B potential purchasers shall include all parties listed on
                     Schedule I plus any parties added to Schedule I by mutual agreement, including but not limited to parties who are suggested as a result of meetings or contracts arranged by B&B; provided that for any such party on Schedule I to be a B&B potential purchaser, B&B shall have arranged a meeting of the party with the Company or shall have made another form of introduction of the party to the Company. B&B shall neither contact any potential purchaser not listed on
                     Schedule I nor arrange any meeting with any such potential purchaser for the purpose of discussing the Company or its flight simulators without the prior written consent and approval of the Company. The term "B&B potential purchaser" means a potential purchaser described above as to which the Company has provided its prior written consent and approval and with which B&B has arranged a meeting of the Company or has made another form of introduction of the Company. B&B shall maintain an updated Schedule I of B&B potential purchasers.

              b. INDIVIDUALS. The services to be performed by B&B as described in paragraph 1(a) shall be directed and led by Robert Falkenberg. At least one of Mr. Falkenberg, Anthony Mosse or Paul Marini shall be present at each meeting described in paragraph 1(a) arranged by B&B between the Company and potential purchasers. Any of the above three persons are authorized by the Company to contact potential purchasers, subject to the Company's prior written approval and consent.

       2. COMPENSATION. As compensation for the services rendered hereunder, the Company agrees to compensate B&B as follows:

              a. BASE COMPENSATION. B&B shall be entitled to receive as compensation for the duties listed in paragraph 1 above ("Base Compensation"), warrants to purchase up to 150,000 shares of the Company's common stock, at an exercise price of $5.00 per share. Each warrant shall contain the terms and provisions as set forth in the form of warrant attached hereto as SCHEDULE III. The expiration date for each such warrant in the Base Compensation shall be December 31, 2005.

                            Warrants for 75,000 shares issued on February 29,
                            2000
                            Warrants for 50,000 shares issued on March 31, 2000 Warrants for 25,000 shares issued on April 30, 2000

                     All warrants shall vest immediately following issuance.

              b.     INCENTIVE COMPENSATION.

                     i. BASIS. In addition to the Base Compensation, B&B shall also be entitled to receive incentive compensation ("Incentive Compensation") based upon the number of flight simulators in which all or any part of fractional ownership interests are sold to, or the full amount of or any part of simulator hours in each simulator are contracted for by, B&B potential purchasers. For purposes of determining Incentive Compensation, each flight simulator in the table below shall consist of six fractional ownership interests (1,000 hours per year for each fractional ownership interest) or 6,000 simulator hours for five years for a total of 30,000 hours (6,000 x 5) in any simulators of the Company. For each simulator in which any fractional ownership interests are sold to, or hours of simulator hours are contracted for by, B&B potential purchasers within the time period described below, B&B shall receive warrants to purchase the following additional shares of the Company's common stock:


            Six Fractional Ownership     Warrants to              Maximum
         Interests, or 6,000 Hours, in:  Purchase:            Exercise Price:
         ------------------------------  ---------            ---------------
           1st simulator                 200,000 shares      $5.00
           2nd simulator                 150,000 shares      $6.00
           3rd simulator                 75,000 shares       $8.00
           4th simulator                 50,000 shares       $10.00

                            The total number of shares for which B&B may receive warrants as Incentive Compensation shall not exceed 475,000 in the aggregate. Each warrant issued as Incentive Compensation shall contain the terms and provisions as set forth in the form attached as
                            SCHEDULE III and will be vested fully on the date of issuance as to all shares subject to the warrant. The expiration date of each warrant issued as Incentive Compensation shall be five years after the date of its issuance. Each warrant that is Incentive Compensation regarding a simulator shall be issued within 30 days after a binding contract has been executed for any fractional ownership interests or hours in the simulator from B&B potential purchasers, and shares subject to the warrant shall be as described below. Upon each sale of six fractional ownership interests or 6,000 hours for five years in regard to any simulators, warrants as Incentive Compensation for one simulator will have been issued by TDI to B&B. When a B&B potential purchaser purchases any fractional ownership interests in a simulator or contracts for any hours in a simulator, then the number of shares subject to the warrant issued as Incentive Compensation shall be equal to the following:

                            (A) The number of shares that would be issued for six fractional ownership interests or 6,000 hours for five years (30,000 hours), as the case may be, for the simulator in question, multiplied by

                            (B) a fraction of which (I) the numerator is the number of fractional ownership interests purchased by the B&B potential purchaser or the total number of hours contracted by the B&B potential purchaser

                                   (multiplying the hours per year times the number of years), and (II) the denominator is six fractional ownership interests or 30,000 hours, as the case may be.

                            As an example, if two B&B potential purchasers purchase at the same time a total of 2.5 fractional ownership interests in a simulator and B&B potential purchasers have previously purchased a total of six fractional ownership interests or 30,000 total hours in one or more simulators, then the Company will issue for a "second simulator" to B&B a warrant for the purchase of the following number of shares:


                     150,000 shares (for the second simulator) x (2.5 divided by 6) = 62,500 shares.

                            As a second example, if one B&B potential purchaser contracts for the use of a simulator for 1,000 hours for three years and another B&B potential purchaser contracts for 1,000 hours for five years in a simulator and if B&B potential purchasers have previously purchased a total of 12 fractional ownership interests or a total of 60,000 hours (calculated on the basis of hours per year times the number of years), then the Company will issue for a "third simulator" to B&B a warrant for the purchase of the following number of shares:


                     75,000 shares (for the third simulator) x [(1,000 x 3) +(1,000 x 5)] = 30,000

                                                               8,000  =
                                                               ------
                                                               30,000

                                                               20,000 shares

                            The parties acknowledge that the Company intends to sell full fractional ownership interests entitling the owner to use a simulator for 1,000 hours per year or contract for not less than 1,000 hours of use per year for five years and that TDI may decline to accept any proposed purchase of fractional ownership interests or contracts for hours.

                     ii. THREE YEAR PERIOD. B&B shall be entitled to receive a vested warrant as Incentive Compensation with respect to any fractional ownership interests sold to, or hour increments contracted by, a B&B potential purchaser for a simulator within three years of the date of the initial meeting or introduction of the B&B potential purchaser, as arranged by

                            B&B, with or to the Company.  B&B will enter on
                            SCHEDULE I the date of the initial meeting or introduction, as mutually agreed by the parties.

                     iii. EXERCISE PRICE. The per share exercise price under each warrant granted to B&B as Incentive Compensation shall be the lesser of: the amount per share set forth in the table in paragraph 2.b.i above or the fair market value per share on the date that the contract, resulting in the issuance of the warrant, is executed by both the B&B potential purchaser and the Company. For purposes of this paragraph 2, fair market value shall be (A) the preceding business day's closing (last traded) price for common stock of the Company, if the Company's common stock is traded on an established trading market in the United States of America, or (B) if not so traded, then either (I) the price at which each share of the Company's common stock was actually sold in the most recent private equity offering by the Company, or, if either the Company or B&B so elects, (II) the fair market value (excluding any minority or private company discounts) established by an independent valuation of the Company. The fair market value established by an independent valuation shall be determined as of the end of the month preceding the date of the contract executed by the B&B potential purchaser and the Company. If the Company or B&B chooses an independent valuation, the parties shall mutually select an independent appraiser or investment banker, and the cost of such valuation shall be borne equally by the parties.

              c. ADJUSTMENTS. The number and type of shares which may be purchased pursuant to each warrant shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend, extraordinary dividend or distribution, reorganization, recapitalization or other change with respect to the Company's capital stock occurring or having a record date after the date hereof and prior to the issuance of the relevant Warrant.

       3. EXPENSE REIMBURSEMENT. Out-of-pocket expenses incurred by B&B in connection with services rendered by it hereunder shall be paid (whether or not any efforts by B&B result in success for the Company) as follows:

              a. EXPENSES UP TO $15,000. B&B shall pay all of its own out-of-pocket expenses incurred in connection with services rendered by it up to a cap of $15,000. B&B shall provide copies of receipts or other documentation for such expenses to the Company on a monthly basis.

              b. EXPENSES BETWEEN $15,000 AND $25,000. Thereafter, the Company shall reimburse B&B for all of B&B's reasonable out-of-pocket expenses incurred in excess of $15,000 up to a cap of $25,000. The Company shall reimburse B&B for such expenses and any out-of-pocket expenses incurred by B&B on behalf of the Company on a monthly basis for all reasonable amounts timely submitted to the Company in writing and accompanied by receipts or other documentation.

              c. EXPENSES IN EXCESS OF $25,000. Responsibility for payment of out-of-pocket expenses which exceed the $25,000 cap will be negotiated by the parties at that time.

              d. LIMITATIONS ON EXPENSES. B&B agrees that it shall fly coach class (frequent flyer upgrades permitted) on all domestic flights and shall lodge in medium class range hotels (e.g. Hilton, Marriot, Westin, etc.). All unusual costs (i.e., costs not associated with travel or entertainment of B&B potential purchasers) in excess of $200 shall be approved in advance by the Company.

       4. TERMINATION OR RESIGNATION ("TERMINATION"). Either party may terminate this Agreement at any time and for any reason upon thirty (30) days advance written notice to the other party. Regardless of any termination, B&B shall be deemed to have earned the Base Compensation set forth in paragraph 2.a unless and to the extent that it fails to perform the services described in paragraph 1 (unless such failure was due to the actions or inaction of the Company). B&B's Incentive Compensation and expense reimbursement shall be limited to warrants actually issued as Incentive Compensation under this Agreement prior to the date of termination, expenses incurred through the date of termination, and any Incentive Compensation that is subsequently earned during any applicable three-year period. The confidentiality and indemnity provisions of this Agreement shall survive termination.

       5.     CASH-OUT PROVISION:

              a. CASH OUT RIGHTS. In the event that the Company has not closed within four years of the date of this Agreement a public offering of common stock of the Company made pursuant to a Registration Statement filed by the Company and effective under the Securities Act of 1933 or any successor law, then B&B shall have rights as provided below to be cashed out of up to all shares of Company stock held by B&B as a result of the exercise of warrants issued under this Agreement as well as all shares of Company stock underlying unexercised warrants held by B&B (together, the "B&B Shares").

              b. EXERCISE OF RIGHTS. On and after the fourth anniversary of this Agreement until the seventh anniversary of this Agreement, B&B shall have four put rights that each require the Company to purchase for cash up to 25% of the aggregate B&B Shares. To exercise each put, B&B shall provide written notice to the Company, stating the specific number of B&B Shares to be cashed out (the "cash-out notice"). No put right may be exercised within six months of the exercise of any other put right. After the exercise of a put right, the Company will cash-out the B&B Shares on a date which is six months from the date of the Company's receipt of the cash-out notice. However, the Company may choose at any time and in its sole election to cash-out the B&B Shares subject to an exercised put at an earlier time. Upon the payment of the fair market value of the B&B Shares subject to the exercised put, those B&B Shares shall be returned to the Company, free and clear of any liens, claims or security interests, and canceled. B&B may withdraw and terminate the exercise of any put at any time with respect to B&B Shares for which payment has not yet been made by the Company, and B&B may, in that event, re-exercise the put as to such B&B Shares as if it had not been previously exercised. The cash-out price shall be paid by certified or cashier's check or by wire transfer to an account designated by B&B.

              c. CASH-OUT PRICE. The price per B&B share at which B&B shall be entitled to be cashed out upon the exercise of a put shall be the fair market value on the date that the Company receives the cash-out notice for that put. For purposes of this paragraph 5, fair market value will be as determined by agreement of the parties, or failing mutual agreement of the parties within 30 days of the cash-out notice, by an independent valuation of the fair market value at the end of the month preceding the Company's receipt of the cash-out notice (excluding any minority or private company discounts), and less in any event the exercise price for all unexercised warrants. The parties shall mutually select an independent appraiser or investment banker, and the cost of such valuation shall be borne equally by the parties.

              d. TRANSFERABILITY. Babcock & Brown may transfer its rights under this paragraph 5 in conjunction with the transfer of any of its B&B Shares or the warrants issued under this Agreement.

       6. INDEMNITY. The Company agrees to indemnify B&B, and B&B agrees to indemnify the Company, as set forth in SCHEDULE II hereto, which is incorporated herein by reference.

       7. CONFIDENTIALITY. Except to the extent authorized by the Company or required by any federal or state law, rule or regulation or any decision or order of any court or regulatory authority, B&B, including its agents, employees, officers and directors, agrees that it will refrain from
(i) disclosing to any person, other than to any agents, attorneys, accountants, employees, officers, and directors of B&B who need to know the information in connection with B&B's engagement hereunder, or (ii) using, except in connection with its performance of services hereunder, any confidential information which has not become public about the Company received by B&B from the Company or its agents, employees, attorneys or accountants in connection with the services rendered hereunder, except for the purposes contemplated by this agreement.

       8. NOTICES. Notices to be given under this Agreement shall be in writing and mailed or delivered to the parties at the following addresses:

              To Company:          Training Devices International, Inc.
                                   7367 S. Revere Parkway, Bldg 2C
                                   Englewood, CO 80112-3931
                                   Attn: Ronald C. Ellington

              To B&B:              Babcock & Brown LP
                                   2 Harrison St., 6th Floor
                                   San Francisco, California 94105
                                   Attn:  Robert L. Falkenberg III

              With required copy to:  General Counsel

       9. THIRD PARTY BENEFICIARIES. This Agreement has been and is made solely for the benefit of the Company, B&B and, in the case of Schedule II only, also each of the Indemnified Persons defined in SCHEDULE II hereto, and their respective successors and permitted assigns, and, except as provided in paragraphs 5.d and 14, no other person shall acquire or have any right hereunder by virtue of this Agreement.

       10. ASSIGNMENT. This Agreement may not be assigned by either party without first obtaining the written consent of the other party. The terms of this Agreement shall be binding upon the successors and permitted assigns of the respective parties hereto.

       11. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of Colorado.

       12. ENTIRE AGREEMENT. This Agreement, along with the schedules attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof.

       13. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

       14. PARTY TO RECEIVE WARRANTS. B&B may designate in writing a party other than itself to receive any warrant issued as Base or Incentive Compensation under this Agreement by the Company, and the Company will issue warrants to that designated party; provided, however, any such designation must be accompanied by an opinion of counsel reasonably satisfactory to the Company that the designation of that party will not result in any requirement to register any warrants or securities issuable upon the exercise of warrants under any applicable securities laws. Concurrent with the designation of a party to receive a warrant, B&B may assign any rights under this Agreement relating to the warrant to the designated party; and, upon acceptance of the warrant, the receiving party shall be deemed to have assumed all obligations under this Agreement of B&B relating to the warrant. No such designation or issuance of a warrant shall relieve B&B of any obligations under this Agreement.

       The parties have executed this Strategic Alliance Agreement as of the date set forth in the first paragraph.

                                   TRAINING DEVICES INTERNATIONAL, INC.

                                   By:
                                      ---------------------------------------
                                   Name:   Ronald C. Ellington
                                   Title:  Chairman of the Board of Directors
                                   and Chief Executive Officer

                                   BABCOCK & BROWN LP

                                   By: BABCOCK & BROWN GP LLC, its general
                                   partner

                                   ------------------------------------------
                                   By:
                                   Its:

                                     SCHEDULE I

                          TO STRATEGIC ALLIANCE AGREEMENT

        LIST OF POTENTIAL PURCHASERS AND INITIAL MEETINGS AND INTRODUCTIONS

       NAME OF PURCHASER; MEETING OR          ACTUAL DATE OF INITIAL MEETING
          INTRODUCTION DATE GOAL                     OR INTRODUCTION

 January 31, 2000 to February 5, 2000: *

        1.     Mesa Air Group

        2.     Great Lakes Airlines

        3.     Air Wisconsin                        January 31, 2000

        4.     Delta Airlines (Delta
               connection management to
               be targeted)

        5.     SkyWay Airlines                      February 1, 2000

                                             ACTUAL DATE OF INITIAL MEETING
       NAME OF PURCHASER; MEETING OR                 OR INTRODUCTION
          INTRODUCTION DATE GOAL

 February 14 to February 25, 2000: *

        6.     Comair

        7.     Airbus

        8.     Bombardier

        9.     Continental (Both
               Continental and
               Continental Express to be
               targeted)

        10.    Dornier

        11.    U.S. Airways (regional
               group head to be targeted)

       NAME OF PURCHASER; MEETING OR         ACTUAL DATE OF INITIAL MEETING
          INTRODUCTION DATE GOAL                     OR INTRODUCTION

 March 13, 2000 to March 22, 2000: *

        12.    Atlantic Coast (ACA)

        13.    United Airlines (regional
               group head to be targeted)

        14.    Express One

        15.    Midwest Express

        16.    Mesaba

       NAME OF PURCHASER; MEETING OR         ACTUAL DATE OF INITIAL MEETING
          INTRODUCTION DATE GOAL                     OR INTRODUCTION

 Other B&B Potential Purchasers:

        17.    PSA Airlines, Inc.

* DATES ARE APPROXIMATE ONLY.

                                    SCHEDULE II

                          TO STRATEGIC ALLIANCE AGREEMENT

                             INDEMNIFICATION BY COMPANY

A. INDEMNIFICATION BY COMPANY. If, in connection with services performed under this Agreement, B&B or its affiliates become involved in any capacity in any action or legal proceeding (pending or threatened), the Company agrees to indemnify and hold harmless B&B and B&B's directors, officers, agents and employees (together, the "B&B Indemnified Persons"), from and against any losses, claims, damages or liabilities (or legal actions in respect thereof) related to or arising out of such services, and will reimburse B&B Indemnified Persons for all expenses (including reasonable out-of-pocket expenses and reasonable counsel fees) incurred in connection with such pending or threatened legal actions in which B&B is named as a party. The Company will not, however, be responsible for any claims, liabilities, losses, damages or expenses which are finally judicially determined to have resulted primarily from any of B&B Indemnified Persons' willful misconduct, gross negligence or breach of this Agreement. The Company also agrees that the B&B Indemnified Persons shall have not any liability to the Company for or in connection with such engagement except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company that results primarily from the willful misconduct or gross negligence of B&B Indemnified Persons or a breach of this Agreement by a B&B Indemnified Person. If the foregoing indemnity is unavailable or insufficient to hold the B&B Indemnified Persons harmless, then the Company shall contribute to the amount paid or payable by the B&B Indemnified Persons in respect of the B&B Indemnified Persons' losses, claims, damages, liabilities and expenses in such proportion as appropriately reflects the relative benefits received by, and fault of, the Company, on the one hand, and the B&B Indemnified Persons, on the other, in connection with the matters as to which such losses, claims, damages, liabilities or expenses relate and other equitable considerations; provided, however, the Company agrees that B&B's contribution shall in all cases be not more than the value of the compensation actually received by B&B for its services hereunder.

B. INDEMNIFICATION BY B&B. If, in connection with services performed under this Agreement, the Company or its affiliates become involved in any capacity in any action or legal proceeding (pending or threatened), B&B agrees to indemnify and hold harmless the Company and the Company's directors, officers, agents and employees (together, the "Company Indemnified Persons"), from and against any losses, claims, damages or liabilities (or legal actions in respect thereof) related to or arising out of B&B Indemnified Persons' willful misconduct, gross negligence or breach of this Agreement, and will reimburse the Company Indemnified Persons for all expenses (including reasonable out-of-pocket expenses and reasonable counsel fees) incurred in connection with such pending or threatened legal actions in which the Company is named as a party.

C. OTHER. No party who may seek indemnification hereunder shall settle any matter without the prior written consent of the other party, which consent will not be unreasonably withheld. The foregoing agreements shall be in addition to any rights that either party may have at common law or otherwise.

                                    SCHEDULE III

                          TO STRATEGIC ALLIANCE AGREEMENT

                                  FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                                                                Warrant No._____

                     ***TRAINING DEVICES INTERNATIONAL, INC.***
                     WARRANT TO PURCHASE SHARES OF COMMON STOCK

                     WARRANT TO PURCHASE ______________ SHARES
                    (SUBJECT TO ADJUSTMENT AS SET FORTH HEREIN)

                         EXERCISE PRICE $ [PRICE] PER SHARE
                    (SUBJECT TO ADJUSTMENT AS SET FORTH HEREIN)

                 VOID AFTER 3:00 P.M., MOUNTAIN TIME, ON [END DATE]


       THIS CERTIFIES THAT [NAME], [ADDRESS] is entitled to purchase from Training Devices Inc., a Colorado corporation (hereinafter called the "Company") with its principal office located at 7367 South Revere Parkway, Building #2, Englewood, Colorado 80112, at any time after 9:00 AM, on the date of issuance but before 3:00 P.M., Mountain Time, on [five years after issuance] (the "Termination Date"), at the purchase price of [PRICE] per share (the "Exercise Price"), the number of shares (the "Shares") of the Company's Common Stock (the "Common Stock") set forth above; provided that the Shares are vested. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price per Share shall be subject to adjustment from time to time as set forth in
Section 4 below.

       This Warrant concerns the [BASE COMPENSATION SECTION OF] [(FIRST-FOURTH) SIMULATOR DESCRIBED IN THE INCENTIVE COMPENSATION SECTION OF] the Strategic Alliance Agreement referenced in Section 2.1(b) below.

SECTION 1         DEFINITIONS.

       The following terms used in this agreement shall have the following meanings (unless otherwise expressly provided herein):

       1.1    THE "ACT."  The Securities Act of 1933, as amended.

       1.2    THE "COMMISSION."  The Securities and Exchange Commission.

       1.3    THE "COMPANY."  Training Devices Inc.

       1.4    "COMMON STOCK."  The Company's Common Stock.

       1.5 "CURRENT MARKET PRICE." The Current Market Price shall be determined as follows:

              (a) if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on either the National Market System or the Small Cap Market of the automated quotation service operated by Nasdaq, Inc. ("NASDAQ"), the current value shall be the last reported sale price of that security on such exchange or system on the day for which the Current Market Price is to be determined or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

              (b) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges, the Current Market Value shall be the average of the last reported highest bid and lowest asked prices quoted on the NASDAQ Electronic Bulletin Board, or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day for which the Current Market Price is to be determined; or

              (c) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the current market value shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company, subject to the objection and arbitration procedure as described in Section 19 below.

       1.6    "EXERCISE DATE."  [____].

       1.7 "EXERCISE PRICE." $[____] per Share, as modified in accordance with Section (4), below.

       1.8    "EXPIRATION DATE."  [___]

       1.9 "HOLDER " OR "WARRANTHOLDER." The person to whom this Warrant is issued, and any valid transferee thereof pursuant to Section (3.1) below.

       1.10   "NASD."  The National Association of Securities Dealers, Inc.

       1.11 "NASDAQ." The automated quotation system operated by Nasdaq Stock Market, Inc.

       1.12 "TERMINATION OF BUSINESS." Any sale, lease or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company.

       1.13 "WARRANTS." The warrants issued in accordance with the terms of this Agreement and any Warrants issued in substitution for or replacement of such warrants, including those evidenced by a certificate or certificates originally issued or issued upon division, exchange, substitution or transfer pursuant to this Agreement.

       1.14 "WARRANT SECURITIES." The Common Stock purchasable upon exercise of a Warrant including the Common Stock underlying unexercised portions of a Warrant.

SECTION 2         TERM OF WARRANTS; EXERCISE OF WARRANT.

       2.1    EXERCISE OF WARRANT; FULLY VESTED.

              (a) Subject to the terms of this Agreement, the Holder shall have the right, at any time prior to 5:00 p.m., Denver Time, on the Expiration Date, to purchase from the Company up to the number of fully paid and nonassessable Shares to which the Holder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the Warrant to be exercised, together with the purchase form on the reverse thereof, or the Warrant Conversion Exercise Form in the case of a warrant conversion pursuant to Section (2.3) herein, duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Shares in respect of which such Warrants are then exercised, but in no event for less than 100 Shares (unless fewer than an aggregate of 100 shares are then purchasable under all outstanding Warrants held by a Holder).

              (b) As stated in the Strategic Alliance Agreement dated as of January 31, 2000 between the Company and Babcock & Brown, LP, as it may be amended from time to time, all Shares subject to this Warrant are fully vested.

       2.2 PAYMENT OF EXERCISE PRICE. Payment of the aggregate Exercise Price shall be made in cash or by check, or any combination thereof.

       2.3 ISSUANCE OF SHARES. Upon such surrender of the Warrants and payment of such Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section (12) hereof, in respect of any fractional Shares otherwise issuable upon such surrender.

       2.4 CONVERSION RIGHT. In addition to and without limiting the rights of the Warrantholder under the terms of the Warrant, the Holder shall have the right (the "Conversion Right") to convert the Warrant evidenced by this certificate or any portion thereof into Shares as provided in this Section 2.4 at any time or from time to time prior to its expiration.

              (a) Upon exercise of the Conversion Right with respect to a particular number of Shares (the "Conversion Shares"), the Company shall deliver to the Holder, without payment by the Holder of any Exercise Price or any cash or other consideration, that number of Shares equal to the quotient obtained by dividing the Net Value (as hereinafter defined in this paragraph 2.4(a)) of the Converted Shares by the Current Market Price of a single Share, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Shares shall be determined by subtracting the aggregate Exercise Price of the Converted Shares from the aggregate Current Market Price of the Converted Shares. No fractional securities shall be issuable upon exercise of the Conversion Right, and if the number of securities to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the Current Market Price of the resulting fractional Share.

              (b) The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Company or at the office of the Company's stock transfer agent, if any, together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of Shares subject to the Warrant which are being surrendered (referred to in subparagraph 2.3(a) above as the Converted Shares), on the reverse side of the Warrant, in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant, or on such later date as is specified therein (the "Conversion Date"), but not later than the Expiration Date. Certificates for the Converted Shares issuable upon exercise of the Conversion Right, together with a check in payment of any fractional Warrant Share and, in the case of a partial exercise a new Warrant evidencing the Warrant Shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within seven (7) days following the Conversion Date.

       2.5 Upon receipt of the Warrant by the company as described in Sections 2.1 or 2.4 above, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the transfer books of the Company may then be closed or that certificates representing such Shares may not have been prepared or actually delivered to the Holder.

SECTION 3         TRANSFERABILITY AND FORM OF WARRANT.

       3.1 LIMITATION ON TRANSFER. Any assignment or transfer of a Warrant shall be made by the presentation and surrender of the Warrant to the Company at its principal office or the office of its transfer agent, if any, accompanied by a duly executed Assignment Form. Upon the presentation and surrender of these items to the Company, the Company, at its sole expense, shall execute and deliver to the new Holder or Holders a new Warrant or Warrants, in the name of the new Holder or Holders as named in the Assignment Form, and the Warrant presented or surrendered shall at that time be canceled.

       3.2 EXCHANGE OF CERTIFICATE. Any Warrant may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, with signatures guaranteed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant as so requested.

       3.3 MUTILATED, LOST, STOLEN, OR DESTROYED CERTIFICATE. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and a bond of indemnity, if requested, also satisfactory in form and amount, at the applicant's cost. Applicants for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

       3.4 FORM OF CERTIFICATE. The text of the Warrant and of the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter
provided.   The Warrants shall be executed on behalf of the Company by its
President or by a Vice President and attested to by its Secretary or an Assistant Secretary. A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such officer prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

       The Warrants shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

SECTION 4         ADJUSTMENT OF NUMBER OF SHARES.

       The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

       4.1 ADJUSTMENTS. The number of Shares purchasable upon the exercise of the Warrants shall be subject to adjustments as follows:

              (a) In case the Company shall (i) pay a dividend in Common Stock or make a distribution to its stockholders in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue by classification of its Common Stock other securities of the Company, the number of Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection (4.1.(a)) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

              (b) In case the Company shall issue rights, options, warrants, or convertible securities to all or substantially all holders of its Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price, the number of Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of the Warrants by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants, or convertible securities plus the number of shares which the aggregate offering price of the total number of shares offered would purchase at such Current Market Price. Such adjustment shall be made whenever such rights, options, warrants, or convertible securities are issued, and shall become effective immediately and retroactively to the record date for the determination of stockholders entitled to receive such rights, options, warrants, or convertible securities.

              (c) In case the Company shall distribute to all or substantially all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in subsection (4.1(b)) above), then in each case the number of Shares thereafter purchasable upon the exercise of the Warrants shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of the Warrants by a fraction, of which the numerator shall be the then Current Market Price on the date of such distribution, and of which the denominator shall be such Current Market Price on such date minus the then fair value (determined as provided in subparagraph (f) below of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options, warrants, or convertible securities applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

              (d) If the Company shall issue "Additional Stock" (as defined below) for a consideration per share less than the Exercise Price in effect on the date and immediately prior to such issue, then and in such event, the Exercise Price shall be reduced concurrently with such issue, to a price (calculated to three decimal places) determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue, plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Stock so issued (or deemed to be issued) would purchase at such Exercise Price; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Additional Stock so issued. For purposes of this subsection, "Additional Stock" shall mean all Common Stock issued by the Company after the date hereof, except that, notwithstanding any other provision, the term "Additional Stock" shall exclude any and all of the following:

                  i. Shares, or options or other rights to acquire Common Stock, issued to employees other than directors or executive officers (as defined in Rule 3b-7 of the Securities and Exchange Commission on January 31,
2000) of the Company or any of its Affiliates (as defined in Rule 12b-2 of the Securities and Exchange Commission on January 31, 2000) as incentives or compensation;

                  ii. Shares issued to satisfy options or other rights which are issued to employees as described in clause i above or which were issued prior to the date of this Warrant;

                  iii. Shares issued in consideration for the purchase by the Company or any of its Affiliates of all or a material portion of a business or 50% or more of the outstanding voting securities of an entity;

                  iv. Shares, or options or other rights to acquire Common Stock issued upon the conversion of any debt of the Company or any of its Affiliates into shares of Common Stock, and shares issued to satisfy such options or other rights; and

                  v. Any shares, options or other rights to acquire Common Stock issued to any lender and considered for purposes of the Company's financial statements as part of the interest or cost of funds for amounts borrowed by the Company or any of its Affiliates from the lender.

       For the purpose of making any adjustment in the Exercise price as provided above, the consideration received by the Company for any issue or sale of Common Stock will be computed:

                  i. to the extent it consists of cash, as the amount of cash received by the Company before deduction of any offering expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issue or sale;

                  ii. to the extent it consists of property other than cash, at the fair market value of that property as determined in good faith by the Company's Board of Directors; and

                  iii. if Common Stock is issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Common Stock.

       If the Company (1) grants any right or options to subscribe for, purchase, or otherwise acquire shares of Common Stock, or (2) issues or sells any security convertible into shares of Common Stock, then, in each case, the price per share of Common Stock issuable on the exercise of the rights or options or the conversion of the securities will be determined by dividing the total amount, if any, received or receivable by the Company as consideration for the granting of the rights or options or the issue or sale of the convertible securities, plus the minimum aggregate amount of additional consideration payable to the Company on exercise or conversion of the securities, by the maximum number of shares of Common Stock issuable on the exercise of conversion. Such granting or issue or sale will be considered to be an issue or sale for cash of the maximum number of shares of Common Stock issuable on exercise or conversion at the price per share determined under this subsection, and the Exercise Price will be adjusted as above provided to reflect (on the basis of that determination) the issue or sale. No further adjustment of the Exercise Price will be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the conversion of any such convertible securities.

       Upon the redemption or repurchase of any such securities or the expiration or termination of the right to convert into, exchange for, or exercise with respect to, Common Stock, the Exercise Price will be readjusted to such price as would have been obtained had the adjustment made upon their issuance been made upon the basis of the issuance of only the number of such securities as were actually converted into, exchanged for, or exercised with respect to, Common Stock. If the purchase price or conversion or exchange rate provided for in any such security changes at any time, then, upon such change becoming effective, the Exercise Price then in effect will be readjusted forthwith to such price as would have been obtained had the adjustment made upon the issuance of such securities been made upon the basis of (x) the issuance of only the number of shares of Common Stock theretofore actually delivered upon the conversion, exchange or exercise of such securities, and the total consideration received therefor, and (y) the granting or issuance, at the time of such change, of any such securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate.

              (e) No adjustment in the number of Shares purchasable pursuant to the Warrants shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of Shares then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of Shares purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided, however, that any adjustments which by reason of this subsection (4.1(e)) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

              (f) Whenever the number of Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon exercise of the Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

              (g) Whenever the number of Shares purchasable upon exercise of the Warrants is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the chief financial officer of the Company setting forth the number of Shares purchasable upon the exercise of the Warrants after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

              (h) For the purpose of this Section (4.1), the term "Common
Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section (4), the Warrantholder shall become entitled to purchase any securities of the Company other than Common Stock, (y) if the Warrantholder's right to purchase is on any other basis than that available to all holders of the Company's Common Stock, the Company shall obtain an opinion of an independent investment banking firm valuing such other securities and (z) thereafter the number of such other securities so purchasable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section (4).

              (i) Upon the expiration of any rights, options, warrants, or conversion privileges, if such shall have not been exercised, the number of Shares purchasable upon exercise of the Warrants, to the extent the Warrants have not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion privileges, and (ii) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants, or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the number of Shares purchasable upon exercise of the Warrants by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale, or grant of such rights, options, warrants, or conversion rights.

       4.2 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section (4.1), no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of the Warrants or upon the exercise of the Warrants.

       4.3 NO ADJUSTMENT IN CERTAIN CASES. No adjustments shall be made pursuant to Section (4) hereof in connection with the issuance of the Common Stock upon exercise of the Warrants. No adjustments shall be made pursuant to Section (4) hereof in connection with grant or exercise of presently authorized or outstanding options to purchase, or the issuance of shares of Common Stock under the Company's director or employee benefit plan.

       4.4 PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation, or in case of any sale or conveyance to another corporation of the property, assets, or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholder an agreement that the Warrantholder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase, upon exercise of the Warrants, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, or conveyance had the Warrants been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, in which the Company is the surviving corporation, the right to purchase Shares under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants, its warrants which entitle the holder thereof to purchase upon their exercise the kind and amount of shares and other securities and property which it would have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this Section (4.4) shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section (4) hereof. The provisions of this Section (4.4) shall similarly apply to successive consolidations, mergers, sales, or conveyances.

       4.5 PAR VALUE OF SHARES OF COMMON STOCK. Before taking any action which would cause an adjustment effectively reducing the portion of the Exercise Price allocable to each Share below the par value per share of the Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock upon exercise of the Warrants.

       4.6 INDEPENDENT PUBLIC ACCOUNTANTS. The Company may retain a firm of independent public accountants of recognized national standing (which may be any such firm regularly employed by the Company) to make any computation required under this Section (4), and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section (4).

       4.7 STATEMENT ON WARRANTS. Irrespective of any adjustments in the number of securities issuable upon exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same number of securities as are stated in the similar Warrants initially issuable pursuant to this Agreement. However, the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant that it may deem appropriate and that does not affect the substance thereof; and any Warrant thereafter issued, whether upon registration of transfer of, or in exchange or substitution for, an outstanding Warrant, may be in the form so changed.

       4.8 TREASURY STOCK. For purposes of this Section (4), shares of Common Stock owned or held at any relevant time by, or for the account of, the Company, in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculations and adjustments described.

SECTION 5         NOTICE TO HOLDERS.

       If, prior to the expiration of this Warrant either by its terms or by its exercise in full, any of the following shall occur:

              (a) the Company shall declare a dividend or authorize any other distribution on its Common Stock; or

              (b) the Company shall authorize the granting to the shareholders of its Common Stock of rights to subscribe for or purchase any securities or any other similar rights; or

              (c) any reclassification, reorganization or similar change of the Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, or exchange of any significant portion of the assets of the Company; or

              (d) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

              (e) any purchase, retirement or redemption by the Company of its Common Stock;

then, and in any such case, the Company shall deliver to the Holder or Holders written notice thereof at least 30 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following:

              (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined;

              (y) the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption is expected to become effective, and the date, if any, as of which the Company's shareholders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption; and

              (z) if any matters referred to in the foregoing clauses (x) and
(y) are to be voted upon by shareholders of Common Stock, the date as of which those shareholders to be entitled to vote are to be determined.

SECTION 6         OFFICERS' CERTIFICATE.

       Whenever the Exercise Price or the aggregate number of Warrant Securities purchasable pursuant to this Warrant shall be adjusted as required by the provisions of Section (4) above, the Company shall promptly file with its Secretary or an Assistant Secretary at its principal office, and with its transfer agent, if any, an officers' certificate executed by the Company's President and Secretary or Assistant Secretary, describing the adjustment and setting forth, in reasonable detail, the facts requiring such adjustment and the basis for and calculation of such adjustment in accordance with the provisions of this Warrant. Each such officers' certificate shall be made available to the Holder or Holders of this Warrant for inspection at all reasonable times, and the Company, after each such adjustment, shall promptly deliver a copy of the officers' certificate relating to that adjustment to the Holder or Holders of this Warrant. The officers' certificate described in this Section (6) shall be deemed to be conclusive as to the correctness of the adjustment reflected therein if, and only if, no Holder of this Warrant delivers written notice to the Company of an objection to the adjustment within 30 days after the officers' certificate is delivered to the Holder or Holders of this Warrant. The Company will make its books and records available for inspection and copying during normal business hours by the Holder so as to permit a determination as to the correctness of the adjustment. If written notice of an objection is delivered by a Holder to the Company and the parties cannot reconcile the dispute, the Holder and the Company shall submit the dispute to arbitration pursuant to the provisions of Section 19 below. Failure to prepare or provide the officers' certificate shall not modify the parties' rights hereunder.

SECTION 7         RESERVATION OF WARRANT SECURITIES.

       There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized and unissued Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. Every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company will supply every such transfer agent with duly executed stock and other certificates, as appropriate, for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 12 hereof.

SECTION 8         RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS.

       8.1 RESTRICTIONS ON TRANSFER. The Warrantholder agrees that prior to making any disposition of the Warrants or the Shares, the Warrantholder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Warrantholder that in the opinion of counsel reasonably satisfactory to the Warrantholder a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "Registration Statement") under the Act is required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective, if necessary, by, the Commission.

       8.2 PIGGY-BACK REGISTRATION RIGHT. If at any time prior to the Expiration Date the Company files a registration statement with the Commission pursuant to the Act, or pursuant to any other act passed after the date of this Agreement, which filing provides for the sale of securities by the Company to the public, or files a Regulation A offering statement under the Act, the Company shall offer to the Holder or Holders of this Warrant and the holders of any Warrant Securities the opportunity to register or qualify the Warrant Securities at the Company's sole expense, regardless of whether the Holder or Holders of this Warrant or the holders of Warrant Securities or both may have previously availed themselves of any of the registration rights described in this Section (8); provided, however, that in the case of a Regulation A offering, the opportunity to qualify shall be limited to the amount of the available exemption after taking into account the securities that the Company wishes to qualify. Notwithstanding anything to the contrary, this Section (8.2) shall not be applicable to a registration statement registering securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Act or which a form S-4 registration statement could be used; nor shall it be applicable to the first underwritten registered public offering of the Company.

       The Company shall deliver written notice to the Holder or Holders of this Warrant and to any holders of the Warrant Securities of its intention to file a registration statement or Regulation A offering statement under the Act at least 60 days prior to the filing of such registration statement or offering statement, and the Holder or Holders and holders of Warrant Securities shall have 30 days thereafter to request in writing that the Company register or qualify the Warrant Securities or the Warrant Securities underlying the unexercised portion of this Warrant in accordance with this Section (8.2). Upon the delivery of such a written request within the specified time, the Company shall be obligated to include in its contemplated registration statement or offering statement all information necessary or advisable to register or qualify the Warrant Securities or Warrant Securities underlying the unexercised portion of this Warrant for a public offering, if the Company does file the contemplated registration statement or offering statement; provided, however, that neither the delivery of the notice by the Company nor the delivery of a request by a Holder or by a holder of Warrant Securities shall in any way obligate the Company to file a registration statement or offering statement. Furthermore, notwithstanding the filing of a registration statement or offering statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement or offering statement relates, other than the Warrant, Warrant Securities and Warrant Securities underlying the unexercised portion of this Warrant. Notwithstanding the foregoing, if, as a qualification of any offering in any state or jurisdiction in which the Company (by vote of its Board of Directors) or any underwriter determines in good faith that it wishes to offer securities registered in the offering, it is required that offering expenses be allocated in a manner different from that provided above, then the offering expenses shall be allocated in whatever manner is most nearly in compliance with the provisions set out above.

       If the registration for which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise as part of the written notice given pursuant to this Section. In such event, the right of any Warrantholder or holder of Shares to registration pursuant to this Section (8.2) shall be conditioned upon such holder's participation in such underwriting, and the inclusion of Shares in the underwriting shall be limited to the extent provided herein. All holders proposing to distribute their Shares through such underwriting shall (together with the Company and the other holders distributing their Shares through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, such underwriter may limit the amount of securities to be included in the registration and underwriting by the holders of Company securities exercising "piggyback" registration rights (including the Warrantholder and each holder of Warrants and Shares). The Company shall so advise all such holders, and the number of shares of such securities that may be included in the registration and underwriting shall be allocated among all of such holders, in proportion, as nearly as practicable, to the respective amounts of securities requested to be included in such registration held by such holders at the time of filing the registration statement, provided, however, that no security holder other than one exercising a demand registration right shall have superior rights with respect to inclusion in a registration than those of the Warrantholder and each holder of Warrants and Shares and if any party is granted such superior rights hereafter the Warrantholder and each holder of Warrants and Shares shall be deemed to be automatically granted similar rights. The Company shall advise all such holders of any such limitations and of the number or securities that may be included in the registration. Any securities excluded or withdrawn from such underwriting shall not be transferred prior to one hundred twenty (120) days after the effective date of the registration statement relating thereto, or such shorter period of time as the underwriters may require.

       The Company shall comply with the requirements of this Section (8.2) and the related requirements of Section (8.6) at its own expense. That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the registration statement or offering statement and the offering. However, this expense shall not include the portion of any underwriting commissions, transfer taxes and the underwriter's accountable and nonaccountable expense allowances attributable to the offer and sale of the Warrant, Warrant Securities and the Warrant Securities underlying the unexercised portion of this Warrant, all of which expenses shall be borne by the Holder or Holders of this Warrant and the holders of the Warrant Securities registered or qualified.

       8.3 INCLUSION OF INFORMATION. In the event that the Company registers or qualifies the Warrant Securities pursuant to Section (8.2) above, the Company shall include in the registration statement or qualification, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Warrant Securities or the Warrant Securities underlying the unexercised portion of this Warrant. As used in Section (8.2), reference to the Company's securities shall include, but not be limited to, any class or type of the Company's securities or the securities of any of the Company's subsidiaries or affiliates.

       8.4 REQUEST FOR REGISTRATION ON FORM S-3. If a Holder or Holders of the outstanding Warrant Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of 100,000 shares of Warrant Securities (subject to adjustment in the same manner as provided in Section 4.1(a) in the event of a stock dividend, a subdivision of the outstanding Common Stock, a combination of outstanding Common Stock, or reclassification of the Common Stock), and the Company is a registrant entitled to use Form S-3 to register the Warrant Securities for such an offering, the Company shall use all reasonable efforts to file and cause to be effective a registration statement for the resale of the Warrant Securities on such form; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 8.4 in any 12 month period. The substantive provisions of Section 8 shall be applicable to each registration initiated under this Section 8.4. Notwithstanding any other provisions of this
Section 8, the Company
shall maintain the effectiveness of any registration statement, filed pursuant to this Section 8.4 and made effective by the SEC, for a period of 90 days.

       In addition, notwithstanding any other provisions of this Section 8, any holder of Warrant Securities wishing to sell Warrant Securities pursuant to the registration statement, shall notify the Company two business days prior to selling any Warrant Securities. Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled to postpone for a period of time in its reasonable judgment, but not to exceed 120 days (a "Blackout Period"), the filing of any registration statement in accordance with this Section 8.4, and the preparation and/or filing of any prospectus or any amendments or supplements to any registration statement or prospectus, if Company reasonably determines that any such filing or the offering of any Warrant Securities would
(i) impede, delay or otherwise interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving Company or any of its Affiliates, or (ii) require disclosure of material information which, if disclosed at that time, would be harmful to the interests of Company and its stockholders; PROVIDED, HOWEVER, that, in the Blackout Period pursuant to (ii) above, the Blackout Period shall earlier terminate upon public disclosure by Company or public admission by Company of such material information. Upon notice by Company to any Holder of such determination, the Holder covenants that the Holder shall (i) keep the fact of any such notice strictly confidential, (ii) promptly halt any offer or sale of the Warrant Securities for the duration of the Blackout Period set forth in such notice (or until earlier terminated in writing by Company) and
(iii) promptly halt any use, publication, dissemination or distribution of the registration statement, each prospectus included therein, and any amendment or supplement thereto by the Holder or Affiliates for the duration of the Blackout Period set forth in such notice (or until earlier terminated in writing by Company).

       8.5 PAYMENT OF EXERCISE PRICE FROM PROCEEDS. In the event that any such Registration Statement is utilized for a public offering of any of the Shares to be received upon exercise of the Warrants pursuant to this Section
(8), the Warrantholder may elect to pay the exercise price of the Warrants to the Company out of the proceeds of the sale of the Shares pursuant to the Registration Statement concurrently with the closing of such sale of the Shares; provided that if such sale is not closed within 90 days of the effective date of such Registration Statement, then the Warrantholder shall be obligated to pay the exercise price of the Warrants to the Company on such 90 day.

       8.6 CONDITION OF COMPANY'S OBLIGATIONS. As to each registration statement or offering statement, the Company's obligations contained in this Section (8) shall be conditioned upon a timely receipt by the Company in writing of the following:

              (a) Information as to the terms of the contemplated public offering furnished by and on behalf of each Holder or holder intending to make a public distribution of the Warrant Securities or Warrant Securities underlying the unexercised portion of the Warrant; and

              (b) Such other information as the Company may reasonably require from such Holders or holders, or any underwriter for any of them, for inclusion in the registration statement or offering statement.

       8.7 ADDITIONAL REQUIREMENTS. In each instance in which the Company shall take any action to register or qualify the Warrant Securities or the Warrant Securities underlying the unexercised portion of this Warrant, if any, pursuant to this Section (8), the Company shall do the following:

              (a) supply to the holders of Warrant Securities whose Warrant Securities are being registered or qualified, two (2) manually signed copies of each registration statement or offering statement, and all amendments thereto, and a reasonable number of copies of the preliminary, final or other prospectus or offering circular, all prepared in conformity with the requirements of the Act and the rules and regulations promulgated thereunder, and such other documents as the holders shall reasonably request;

              (b) cooperate with respect to (i) all necessary or advisable actions relating to the preparation and the filing of any registration statements or offering statements, and all amendments thereto, arising from the provisions of this Section (8), (ii) all reasonable efforts to establish an exemption from the provisions of the Act or any other federal or state securities statutes, (iii) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction that the Holders of the Warrant or holders of Warrant Securities shall reasonably request, and
(iv) all other necessary or advisable actions to enable the Holders of the Warrant Securities to complete the contemplated disposition of their securities in each reasonably requested jurisdiction; and

              (c) keep all registration statements or offering statements to which this Section (8) applies, and all amendments thereto, effective under the Act for a period of at least 9 months after their initial effective date and cooperate with respect to all necessary or advisable actions to permit the completion of the public sale or other disposition of the securities subject to a registration statement or offering statement.

       8.8 RECIPROCAL INDEMNIFICATION. In each instance in which pursuant to this Section (8) the Company shall take any action to register or qualify the Securities or the Warrant Securities underlying the unexercised portion of this Warrant, prior to the effective date of any registration statement or offering statement, the Company and each Holder or holder of Warrants or Warrant Securities being registered or qualified shall enter into reciprocal indemnification agreements, in the form customarily used by reputable investment bankers with respect to public offerings of securities, containing substantially the same terms as described in Section (10) . These indemnification agreements also shall contain an agreement by the Holder or shareholder at issue to indemnify and hold harmless the Company, its officers and directors from and against any and all losses, claims, damages and liabilities, including, but not limited to, all expenses reasonably incurred in investigating, preparing, defending or settling any claim, directly resulting from any untrue statements of material facts, or omissions to state a material fact necessary to make a statement not misleading, contained in a registration statement or offering statement to which this Section (8) applies, if, and only if, the untrue statement or omission directly resulted from information provided in writing to the Company by the indemnifying Holder or shareholder expressly for use in the registration statement or offering statement at issue.

       8.9 SURVIVAL. The Company's obligations described in this Section (8) shall continue in full force and effect regardless of the exercise, surrender, cancellation or expiration of this Warrant.

SECTION 9         PAYMENT OF TAXES.

       The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants or the securities comprising the Shares; provided, however, the Company shall not be required to pay any tax which may be payable in respect of any transfer of the Warrants or the securities comprising the Shares.

SECTION 10        INDEMNIFICATION AND CONTRIBUTION.

       10.1 INDEMNIFICATION BY COMPANY. In the event of the filing of any Registration Statement with respect to the Warrant Shares pursuant to Section
(8) hereof, the Company agrees to indemnify and hold harmless the Warrantholder or any holder of Warrant Shares and each person, if any, who controls the Warrantholder or any holder of Warrant Shares within the meaning of the Act, against any and all loss, claim, damage or liability, joint or several (which shall, for all purposes of this Agreement include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which such Warrantholder or any holder of Warrant Shares may become subject, under the Act or otherwise, insofar as such loss, claim, damage, or liability (or action with respect thereto) arises out of or is based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, or the Final Prospectus or any amendment or supplement thereto; or (b) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the Company shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Warrantholder or the holder of such Warrant Shares specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto. This indemnity will be in addition to any liability which the Company may otherwise have.

       10.2 INDEMNIFICATION BY WARRANTHOLDERS. The Warrantholders and the holders of Warrant Shares agree that they, severally, but not jointly, shall indemnify and hold harmless the Company, each other person referred to in subparts (1), (2) and (3) of Section 11(a) of the Act in respect of the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any and all loss, claim, damage or liability, joint or several (which shall, for all purposes of this Agreement include, but not be limited to, all costs of defense and investigation and all attorneys'
fees), to which the Company may become subject under the Act or otherwise, insofar as such loss, claim, damage, liability (or action in respect thereto) arises out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or any amendment or supplement thereto; or (b) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading; except that such indemnification shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information and in conformity with written information furnished to the Company by the Warrantholder or the holder of Warrant Shares specifically
for use in the preparation thereof.   This indemnity will be in addition to any
liability which such Warrantholder or holder of Warrant Shares may otherwise have.

       10.3 RIGHT TO PROVIDE DEFENSE. Promptly after receipt by an indemnified party under Section (10.1) or (10.2) above of written notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such section, notify the indemnifying party in writing of the claim or the commencement of that action; the failure to notify the indemnifying party shall not relieve it of any liability which it may have to an indemnified party, except to the extent that the indemnifying party did not otherwise have knowledge of the commencement of the action and the indemnifying party's ability to defend against the action was prejudiced by such failure. Such failure shall not relieve the indemnifying party from any other liability which it may have to the indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that the indemnified parties shall have the right to employ counsel to represent them and the other Warrantholders or holders of Shares who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such persons against the Company under such section if, in reasonable judgment of counsel of the Company, it is advisable for those Warrantholders or holders of Shares to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company.

       10.4 CONTRIBUTION. If the indemnification provided for in Sections (10.1) and (10.2) of this Agreement is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to in Sections (10.1) or (10.2) above
(a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Warrantholders on the other; or
(b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and the Warrantholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Warrantholders shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and un-itemized expenses received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. For purposes of this Section (10.4), the term "damages" shall include any counsel fees or other expenses reasonably incurred by the Company or the Underwriters in connection with investigating or defending any action or claim which is the subject of the contribution provisions of this Section (10.4). No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in Section (10.4) hereof).

SECTION 11        TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

       This Warrant, the Warrant Securities, and all other securities issued or issuable upon exercise of this Warrant, may not be offered, sold or transferred, in whole or in part, except in compliance with the Act, and except in compliance with all applicable state securities laws. The Company may cause substantially the following legends, or their equivalents, to be set forth on each certificate representing the Warrant Securities, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Act, for distribution to the public pursuant to Section 8 above:

              (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT IN COMPLIANCE WITH THE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED."

              (b) Any legend required by applicable state securities laws.

       Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), or the securities represented thereby) shall also bear the above legends unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions.

SECTION 12        FRACTIONAL SHARES.

       No fractional shares or scrip representing fractional shares shall be issued upon the exercise of all or any part of this Warrant. With respect to any fraction of a share of any security called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in money equal to that fraction multiplied by the Current Market Price of that share.

SECTION 13        NO RIGHTS AS STOCKHOLDER; NOTICES TO WARRANTHOLDER.

       Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrantholder or its transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, consent or receive notices as a stockholder in respect to any meeting of stockholders for the election of directors of the Company or any other matter. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish any Holder of this Warrant with copies of all reports and communications furnished to the shareholders of the Company. In addition, if at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

              (a) any action which would require an adjustment pursuant to Section (4.1) (except subsections (4.1(f)) and (4.1(i)) or (4.4); or

              (b) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of its property, assets, and business as an entirety or substantially as an entirety) shall be proposed:

then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section (16) hereof, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation, or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive notice or any defect therein shall not affect the validity of any action taken with respect thereto.

SECTION 14        CHARGES DUE UPON EXERCISE.

       The Company shall pay any and all issue or transfer taxes, including, but not limited to, all federal or state taxes, that may be payable with respect to the transfer of this Warrant or the issue or delivery of Warrant Securities upon the exercise of this Warrant.

SECTION 15        WARRANT SECURITIES TO BE FULLY PAID.

       The Company covenants that all Warrant Securities that may be issued and delivered to a Holder of this Warrant upon the exercise of this Warrant and payment of the Exercise Price will be, upon such delivery, validly and duly issued, fully paid and nonassessable.

SECTION 16        NOTICES.

       Any notice pursuant to this Agreement by the Company or by a Warrantholder or a holder of Shares shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail, return receipt requested:

                  i. If to a Warrantholder or a holder of Shares, addressed to the address set forth above. address set forth above.

                  ii. If to the Company addressed to it at 7367 S. Revere Parkway, #2C, Englewood, CO 80112-3931, Attention: President.

       Each party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

SECTION 17        MERGER OR CONSOLIDATION OF THE COMPANY.

       The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of Section (4.4) are complied with.

SECTION 18        APPLICABLE LAW.

       This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado, and courts located in Colorado shall have exclusive jurisdiction over all disputes arising hereunder.

SECTION 19        ARBITRATION.

       The Company and the Holder, and by receipt of this Warrant or any Warrant Securities, all subsequent Holders or holders of Warrant Securities, agree to submit all controversies, claims, disputes and matters of difference with respect to this Warrant, including, without limitation, the application of this Section (19) to arbitration in Denver, Colorado, according to the rules and practices of the American Arbitration Association from time to time in force; provided, however, that if such rules and practices conflict with the applicable procedures of Colorado courts of general jurisdiction or any other provisions of Colorado law then in force, those Colorado rules and provisions shall govern. This agreement to arbitrate shall be specifically enforceable. Arbitration may proceed in the absence of any party if notice of the proceeding has been given to that party. The parties agree to abide by all awards rendered in any such proceeding. These awards shall be final and binding on all parties to the extent and in the manner provided by the rules of civil procedure enacted in Colorado. All awards may be filed, as a basis of judgment and of the issuance of execution for its collection, with the clerk of one or more courts, state or federal, having jurisdiction over either the party against whom that award is rendered or its property. No party shall be considered in default hereunder during the pendency of arbitration proceedings relating to that default.

SECTION 20        ACCEPTANCE OF TERMS; SUCCESSORS.

       By its acceptance of this Warrant Certificate, the Holder accepts and agrees to comply with all of the terms and provisions hereof. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 21        MISCELLANEOUS PROVISIONS.

              (a) Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall inure to the benefit of the original Holder, its successors and assigns and all holders of Warrant Securities and the exercise of this Warrant in full shall not terminate the provisions of this Warrant as it relates to holders of Warrant Securities.

              (b) If the Company fails to perform any of its obligations hereunder, it shall be liable to the Holder for all damages, costs and expenses resulting from the failure, including, but not limited to, all reasonable attorney's fees and disbursements.

              (c) This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought.

              (d) If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.

              (e) The Company agrees to execute such further agreements, conveyances, certificates and other documents as may be reasonably requested by the Holder to effectuate the intent and provisions of this Warrant.

              (f) Paragraph headings used in this Warrant are for convenience only and shall not be taken or construed to define or limit any of the terms or provisions of this Warrant. Unless otherwise provided, or unless the context shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.


Dated
     ---------------------
                                   TRAINING DEVICES INC.


                                   By:
                                        -----------------------------------
                                        Ronald C. Ellington, CEO

                                   PURCHASE FORM
                                              Dated _________, ____

       The undersigned hereby irrevocably elects to exercise the Warrant
represented by this Warrant Certificate to the extent of purchasing       Shares
of Training Devices Inc. and hereby tenders payment of the exercise price thereof.

                       INSTRUCTIONS FOR REGISTRATION OF STOCK

       Name
           -------------------------------------------------------------------
                      (please type or print in block letters)

       Address
              ----------------------------------------------------------------

       -----------------------------------------------------------------------

                                  ASSIGNMENT FORM

       FOR VALUE RECEIVED, ____________________, hereby sells, assigns and transfers unto

       Name
           -------------------------------------------------------------------
                      (Please type or print in block letters)

       Address
              ----------------------------------------------------------------

the right to purchase Shares of  MERGEFIELD Company  < < Company > >
represented by this Warrant Certificate to the extent of         Shares as to
which such right is exercisable and does hereby irrevocably constitute and
appoint           attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

       Signature                                 Dated              ,
                -------------------                    -------------  ----

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS IT APPEARS UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

 ...............................................................................
                          WARRANT CONVERSION EXERCISE FORM


       Pursuant to Section 2.4 of the Warrant Agreement, the Holder hereby irrevocably elects to convert Warrants with respect to Shares of the Company
into         Shares of the Company.  A conversion calculation is attached hereto as Exhibit B-1.

       The undersigned requests that certificates for such Shares be issued as follows:

       Name:
            ------------------------------------------------------------------

       Address:
               ---------------------------------------------------------------

       Deliver to:
                  ------------------------------------------------------------

and that a new Warrant Certificate for the balance remaining of the Warrants, if any, subject to the Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.


       Signature                                 Dated                ,
                 -------------------                   ---------------  ----

                                                                     Exhibit B-1
                         CALCULATION OF WARRANT CONVERSION


Converted Securities               =             Net Value
                                                     FMV
FMV                           =                  $

Net Value                     =                  Aggregate FMV - Aggregate
                                                 Exercise Price

                              =                  $                     -


                              =                  $

Converted Shares                   =

Fractional Converted Shares        =                           (1)

(1)  TDI to pay for fractional
       Shares in cash @ $                        per Share.




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